Supplement Dated May 1, 2019
To the Product Prospectus for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

MoneyGuard VUL

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective on or about May 24, 2019, the following reorganization will take place.

Reorganizing Funds	Acquiring Funds
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	LVIP Invesco Select Equity Income Managed Volatility Fund

For complete details relating to these changes, including the fees, investment strategies, and risks of the Funds, please refer to the Funds' prospectuses.

Please retain this Supplement for future reference.